SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 25, 2003 (June 25, 2003)

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events

On June 25, 2003, the Registrant completed a $3.6 billion recapitalization that included the offering and sale of 9.2 million shares of 6.25% Series C Mandatory Convertible Preferred Stock, 46 million shares of Common Stock, $700 million of 7-1/8% Senior Notes due 2010 and $550 million 7-5/8% Senior Notes due 2013 and the effectiveness of the Registrant’s new $1.0 billion credit agreement. The foregoing offerings of mandatory convertible preferred stock, common stock and senior notes were made pursuant to the Registrant’s Registration Statement on Form S-3 (File Nos. 333-101164 and 333-101164-01, -03 and -05 through -13); and the Registrant has filed with the Securities and Exchange Commission final Prospectus Supplements pursuant to Rule 424(b)(2) under the Securities Act of 1933 relating to each of such offerings. The Registrant is filing as exhibits to this Current Report on Form 8-K certain agreements and instruments related to the foregoing transactions, which documents are listed on the exhibit list under Item 7 of this Form 8-K.

Item7.	Financial Statements, Pro Form Financial Information and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2003, among Xerox Corporation and the Underwriters relating to the 6.25% Series C Mandatory Convertible Preferred Stock (capitalized terms as defined therein)

1.2	Underwriting Agreement, dated June 19, 2003, among Xerox Corporation and the Underwriters relating to the Common Stock (capitalized terms as defined therein)

1.3	Underwriting Agreement, dated June 19, 2003, among Xerox Corporation, each of the Guarantors and the Underwriters relating to the 7-1/8% Senior Notes due 2010 and the 7-5/8% Senior Notes due 2013 (capitalized terms as defined therein)

3.	Certificate of Amendment of Certificate of Incorporation of Xerox Corporation filed with the Department of State of New York on June 24, 2003

4.1	Indenture, dated June 25, 2003, between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee (the “June 25, 2003 Indenture”)

4.2	First Supplemental Indenture, dated June 25, 2003, among Xerox Corporation, the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (capitalized terms as defined therein), to the June 25, 2003 Indenture

4.3	Form of 7 1/8% Senior Notes due 2010

4.4	Form of 7 5/8% Senior Notes due 2013

4.5	Form of Note Guarantee

4.6	Credit Agreement, dated as of June 19, 2003, among Xerox Corporation, the Overseas Borrowers from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Collateral Agent and LC Issuing Bank, Deutsche Bank Securities Inc., as Syndication Agent, and Citicorp North America, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Co-Documentation Agents

4.7	Guarantee and Security Agreement, dated as of June 25, 2003, among Xerox Corporation, the Subsidiary Guarantors party hereto and JPMorgan Chase Bank, as Collateral Agent

4.8	Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 25, 2003, between Xerox Corporation and JPMorgan Chase Bank, as Collateral Agent, encumbering one property located in the State of Oklahoma described in the granting clause thereof

4.9	Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 25, 2003 between Xerox Corporation and JPMorgan Chase Bank, as Collateral Agent, encumbering three properties located in the State of New York described in the granting clause thereof

4.10	Line of Credit Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 25, 2003, among Xerox Corporation, First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, as Collateral Agent, encumbering one property located in the State of Oregon

4.11	Third Supplemental Indenture, dated, June 25, 2003, among Xerox Corporation, the guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee to the Indenture dated as of January 17, 2002 between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to Xerox Corporations’ 9-3/4% Senior Notes due 2009 (denominated in U.S. Dollars)

4.12	Third Supplemental Indenture, dated, June 25, 2003, among Xerox Corporation, the guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee to the Indenture dated as of January 17, 2002 between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to Xerox Corporations’ 9-3/4% Senior Notes due 2009 (denominated in Euros)

5.1	Opinion of Blank Rome LLP relating to the 7-1/8% Senior Notes due 2010 and the 7-5/8% Senior Notes due 2013

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the 7 1/8% Senior Notes due 2010 and the 7 5/8% Senior Notes due 2013. This opinion supersedes and entirely replaces the opinion of Skadden, Arps, Slate, Meagher & Flom LLP filed as Exhibit 5.3 to the Registrant’s Current Report of Form 8-K filed with the Commission on June 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

By:	/s/ MARTIN S. WAGNER
Martin S. Wagner Assistant Secretary

Date: June 27, 2003

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2003, among Xerox Corporation and the Underwriters relating to the 6.25% Series C Mandatory Convertible Preferred Stock (capitalized terms as defined therein)

1.2	Underwriting Agreement, dated June 19, 2003, among Xerox Corporation and the Underwriters relating to the Common Stock (capitalized terms as defined therein)

1.3	Underwriting Agreement, dated June 19, 2003, among Xerox Corporation, each of the Guarantors and the Underwriters relating to the 7-1/8% Senior Notes due 2010 and the 7-5/8% Senior Notes due 2013 (capitalized terms as defined therein)

3.	Certificate of Amendment of Certificate of Incorporation of Xerox Corporation filed with the Department of State of New York on June 24, 2003

4.1	Indenture dated, June 25, 2003, between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee (the “June 25, 2003 Indenture”)

4.2	First Supplemental Indenture, dated June 25, 2003, among Xerox Corporation, the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (capitalized terms as defined therein), to the June 25, 2003 Indenture

4.3	Form of 7 1/8% Senior Notes due 2010

4.4	Form of 7 5/8% Senior Notes due 2013

4.5	Form of Note Guarantee

4.6	Credit Agreement dated as of June 19, 2003, among Xerox Corporation, the Overseas Borrowers from time to time party thereto, the Lenders part thereto. JPMorgan Chase Bank, as Administrative Agent, Collateral Agent and LC Issuing Bank, Deutsche Bank Securities Inc., as Syndication Agent, and Citicorp North America, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Co-Documentation Agents

4.7	Guarantee and Security Agreement, dated as of June 25, 2003, among Xerox Corporation, the Subsidiary Guarantors party hereto and JPMorgan Chase Bank, as Collateral Agent

4.8	Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 25, 2003, between Xerox Corporation and JPMorgan Chase Bank, as Collateral Agent, encumbering one property located in the State of Oklahoma described in the granting clause thereof

4.9	Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 25, 2003 between Xerox Corporation and JPMorgan Chase Bank, as Collateral Agent, encumbering three properties located in the State of New York described in the granting clause thereof

4.10	Line of Credit Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 25, 2003, among Xerox Corporation, First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, as Collateral Agent, encumbering one property located in the State of Oregon

4.11	Third Supplemental Indenture, dated June 25, 2003, among Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee to the Indenture dated as of January 17, 2002 between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to Xerox Corporations’ 9-3/4% Senior Notes due 2009 (denominated in U.S. Dollars)

4.12	Third Supplemental Indenture, dated June 25, 2003, among Xerox Corporation, the guarantors named therein and Wells Fargo Bank Minnesota, National Association, as Trustee to the Indenture dated as of January 17, 2002 between Xerox Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to Xerox Corporations’ 9-3/4% Senior Notes due 2009 (denominated in Euros)

5.1	Opinion of Blank Rome LLP relating to the 7-1/8% Senior Notes due 2010 and the 7-5/8% Senior Notes due 2013

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the 7 1/8% Senior Notes due 2010 and the 7 5/8% Senior Notes due 2013. This opinion supersedes and entirely replaces the opinion of Skadden, Arps, Slate, Meagher & Flom LLP filed as Exhibit 5.3 to the Registrant’s Current Report of Form 8-K filed with the Commission on June 25, 2003.